AMENDED EXCHANGE AGREEMENT


         EXCHANGE AGREEMENT ("AGREEMENT") dated as of this 3RD day of December, 2002 by and among CITY NETWORK, INC., a company incorporated in the British Virgin Islands ("CITY NETWORK"), the Shareholders of CITY NETWORK identified on
Schedule I hereto who execute counterpart signature pages to this agreement (the "CITY NETWORK SHAREHOLDERS"), Investment Agents, Inc., a Nevada corporation ("IVAG"), PAMELA RAY STINSON ("STINSON"), RAYMOND ROBERT ACHA ("ACHA") and JOSEPH H. PANGANIBAN ("PANGANIBAN")(Stinson, Acha and Panganiban collectively, the "IVAG PRINCIPALS").


                                    RECITALS


         WHEREAS, the CITY NETWORK Shareholders hold 15,000,000 ordinary shares of CITY NETWORK (the "CITY NETWORK SHARES"), which constitute 100% of the issued and outstanding shares of CITY NETWORK.

         WHEREAS, the CITY NETWORK Shareholders, the IVAG Principals and IVAG desire to effect the exchange of the CITY NETWORK Shares for 12,000,000 shares of common stock of IVAG (the "IVAG SHARES") upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         1.1.    DEFINITIONS:

         When used herein, the following terms shall have the meanings set forth below:

         "AFFILIATE" means, with respect to any given Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "ASSETS" means all properties, assets, Contracts, business, goodwill and rights of a person as a going concern, of every kind, nature, character and description, tangible and intangible, wherever located and whether or not carried or reflected on the books and records of IVAG or City Network.

         "CONTRACT" means any contract, agreement, lease, license, arrangement, commitment, sales order, purchase order or any claim or right or any benefit or obligation arising thereunder or resulting therefrom and currently in effect, whether oral or written.

         "DOLLARS" and "$" means dollars in lawful currency of the United States of America.

         "EMPLOYEE BENEFIT PLAN" means any (i) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (iv) Employee Welfare Benefit Plan or material fringe benefit plan or program.

         "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA
Section 3(2).

         "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA
Section 3(1).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

         "EXPORT CONTROL LAWS" shall mean all laws, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretations thereof, relating to the export or re-export of commodities and technologies. Export Control Laws include, but are not limited to, the Export Administration Act of 1979 (24 U.S.C. ss.ss. 2401-2420); the International Emergency Economic Powers Act (50 U.S.C. ss.ss. 1701-1706); the Trading with the Enemy Act (50 U.S.C. ss.ss. 1 ET SEQ); the Arms Export Control Act (22 U.S.C. ss.ss. 2778, 2779); and the International Boycott Provisions of Section 999 of the Code.

         "GAAP" shall mean generally accepted accounting principles in the United States as of the date of this Agreement consistently applied.

         "INTELLECTUAL PROPERTY" means any and all (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (ii) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) copyrightable works, whether or not registered, all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) mask works and all applications, registrations, and renewals in connection therewith, (v) trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, blueprints, sketches, storyboards, models, engineering drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (vi) computer software (including data and related documentation),
(vii) other proprietary rights and Know-how, (viii) copies and tangible embodiments thereof (in whatever form or medium) and (ix) licenses and sublicenses granted and obtained with respect thereto, and rights thereunder.

         "KNOW-HOW" means any and all technical knowledge, proprietary rights, patented or unpatented inventions, trade secrets, analytical methodology, processes, data and all other information or experience possessed by, as the case may be, IVAG or CITY NETWORK, or which IVAG or CITY NETWORK have the right to use.

         "LIABILITIES" means any direct or indirect liability, indebtedness, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, known or unknown, contingent or otherwise.

         "LIEN" means any mortgage, lien, pledge, charge, security interest, license, lease, claim, restriction, option, conditional sale or installment Contract or encumbrance of any kind.

         "PERSON" shall include an individual, a partnership, a corporation, a limited liability company or a division or business unit thereof, a trust, an unincorporated organization, a government or any department or agency thereof and any other entity.

         "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended.

         1.2. ACCOUNTING TERMS. Unless specifically defined herein, accounting terms shall have the meaning specified by GAAP.

                                  ARTICLE II.

                               EXCHANGE OF SHARES


         2.1. DELIVERY OF CITY NETWORK SHARES. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the CITY NETWORK Shareholders shall sell, transfer, assign and convey to IVAG, and IVAG shall acquire, the CITY NETWORK Shares, and the CITY NETWORK Shareholders shall deliver to IVAG share certificates representing the number of CITY NETWORK Shares set forth opposite each such CITY NETWORK Shareholder's name on Schedule I, duly endorsed to IVAG or accompanied by stock powers duly executed in proper form for transfer.

         2.2. ISSUANCE OF IVAG SHARES. In consideration of and in exchange for the CITY NETWORK Shares, IVAG shall, at the Closing, issue to the CITY NETWORK Shareholders, and the CITY NETWORK Shareholders shall acquire, the number of IVAG Shares set forth opposite each CITY NETWORK Shareholder's name on
Schedule I, and IVAG shall deliver to the CITY NETWORK Shareholders share certificates representing newly issued IVAG Shares.

         2.3. ESCROW OF SHARES. Prior to the Closing, the CITY NETWORK Share-holders shall deliver to Piper Rudnick LLP (the "Escrow Agent") the certificate(s) representing the CITY NETWORK Shares and IVAG shall deliver to the Escrow Agent the certificate(s) representing the IVAG Shares. The Escrow Agent shall release the certificates representing the IVAG Shares to the CITY

NETWORK Shareholders and the certificates representing the CITY NETWORK Shares to IVAG upon Closing.

                                  ARTICLE III.

                                     CLOSING


         3.1. CLOSING. The closing (the "CLOSING") of the transactions contem-plated hereby shall be held at the offices of Piper Rudnick LLP located at 1251 Avenue of the Americas, New York, New York, at 10:00 a.m., local time, on or before December 31, 2002 or within five (5) days after the conditions contained in Articles VII and VIII have been satisfied or waived or at such other place and time as may be agreed upon by the parties hereto. The time and date of the Closing is referred to herein as the "CLOSING DATE." At the Closing, in addition to the exchange of the CITY NETWORK Shares and the IVAG Shares, the parties hereto shall deliver such certificates, opinions and other documents as are specified in Articles VII and VIII.

         3.2. TRANSFER TAXES. Each of the CITY NETWORK Shareholders and IVAG, as the case may be, shall be responsible for any transfer and similar taxes assessed or payable by each of them in connection with the sale and transfer of the CITY NETWORK Shares or issuance of the IVAG Shares, as the case may be, and the transactions contemplated hereby.


                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES
                                 OF CITY NETWORK


         CITY NETWORK represents and warrants to, and agrees with, IVAG as follows:

         4.1.    ORGANIZATION.

                 (a) CITY NETWORK is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands. CITY NETWORK has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. CITY NETWORK is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or operated by CITY NETWORK or the nature of the business conducted by it makes such qualification necessary. CITY NETWORK has heretofore made available to IVAG true, accurate and complete copies of City Network's Memorandum and Articles of Association as in effect on the date hereof and minutes of all meetings of the stockholders and directors of CITY NETWORK held through and including the date of this Agreement. CITY NETWORK is not in violation of any of the provisions of its Memorandum and Articles of Association.

                 (b) CITY NETWORK has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and, if necessary, the stockholders of CITY

NETWORK and no other corporate proceedings on the part of CITY NETWORK are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by CITY NETWORK and the CITY NETWORK Shareholders and constitutes the legal, valid and binding obligations of CITY NETWORK and the CITY NETWORK Shareholders, enforceable against each of them in accordance with its terms.

         4.2. CAPITALIZATION. CITY NETWORK has authorized capital stock of 15,000,000 ordinary shares, par value $0.29 per share, of which 15,000,000 shares are issued and outstanding as of the date hereof. All issued and outstanding shares of capital stock of CITY NETWORK have been duly authorized, validly issued, fully paid, nonassessable and are free of preemptive rights. There are no other convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating CITY NETWORK to issue, transfer or sell any of its securities. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

         4.3. SHARE OWNERSHIP. The CITY NETWORK Shareholders have full and valid title and control of the CITY NETWORK Shares free and clear of any Lien. None of the CITY NETWORK Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement.

         4.4.    NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

                 (a) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Memorandum and Articles of Association of CITY NETWORK, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which CITY NETWORK or the CITY NETWORK Shareholders are bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a material adverse effect on the business, operations, Assets, Liabilities, condition (financial or otherwise), results of operations or prospects (a "MATERIAL ADVERSE EFFECT") of CITY NETWORK or the CITY NETWORK Shareholders.

                 (b) The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.

         4.5.    [Intentionally Omitted].

         4.6. REAL AND PERSONAL PROPERTY. CITY NETWORK has good and marketable title to, or valid leasehold or license interests in, all real property or other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on its books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, other than Liens for taxes not yet due and payable. All of the real property and Assets owned or leased by CITY NETWORK are in all material respects in working condition and repair, ordinary wear and tear excepted.

         4.7. NO UNDISCLOSED LIABILITIES. CITY NETWORK has had no direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing on the date hereof which would have a Material Adverse Effect on CITY NETWORK.

         4.8.    ABSENCE OF CERTAIN CHANGES.  [Intentionally omitted]

         4.9. LITIGATION. No material investigation or review by any govern-mental entity or regulatory body, foreign or domestic, with respect to CITY NETWORK is pending or, to the knowledge of CITY NETWORK, threatened against CITY NETWORK, and no governmental entity or regulatory body has advised CITY NETWORK of an intention to conduct the same. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of CITY NETWORK, threatened against or affecting CITY NETWORK at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by CITY NETWORK pursuant to this Agreement. As of the date hereof, CITY NETWORK is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to CITY NETWORK which would have a Material Adverse Effect on CITY NETWORK.

         4.10. CONTRACTS. CITY NETWORK has previously provided IVAG access to true, correct and complete copies of all material Contracts to which CITY NETWORK is a party. As to such Contracts, (i) there are no existing breaches or defaults by CITY NETWORK thereunder or, to the knowledge of CITY NETWORK, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by CITY NETWORK thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than CITY NETWORK, it shall be limited to the knowledge of CITY NETWORK; (iii) none of them will result in any loss to CITY NETWORK upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to CITY NETWORK of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts as a result of the consummation of the transactions contemplated hereby.

         4.11.   INTELLECTUAL PROPERTY.

                 (a) CITY NETWORK owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of CITY NETWORK as proposed to be conducted. CITY NETWORK has taken all commercially reasonable action to maintain and protect each item of Intellectual Property that it owns or uses.

                 (b) CITY NETWORK has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and CITY NETWORK has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that CITY NETWORK must license or refrain from using any Intellectual Property rights of any third Person). To the knowledge of CITY NETWORK, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of CITY NETWORK.

         4.12.   LICENSES, PERMITS AND CONSENTS; COMPLIANCE WITH APPLICABLE LAW.

                 (a) CITY NETWORK has all licenses and permits which indivi-dually or in the aggregate are material to the conduct of the business of CITY NETWORK or any of its employees by reason of such employee's activities on behalf of CITY NETWORK under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of CITY NETWORK, and all of such listed licenses and permits are in full force and effect as of the date hereof. CITY NETWORK has not received notice and, to the knowledge of CITY NETWORK, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

                 (b) CITY NETWORK is not in violation or breach of any, and the business and operations of CITY NETWORK comply in all material respects and are being conducted in accordance with, all material governing laws, regulations and ordinances applicable thereto and CITY NETWORK is not in material violation of or in material default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

         4.13. TAX MATTERS. CITY NETWORK has filed all tax returns required to be filed by it (or has filed appropriate extensions therefor), has paid all taxes due whether identified on the tax returns or otherwise other than those being contested in good faith, and has made appropriate provision for any taxes not yet due, and all such tax returns were true, correct and complete. None of the tax returns described in the preceding sentence or otherwise filed by CITY NETWORK contains or will contain a disclosure statement under Section 6661 of the Code or any similar provision of state, local, foreign or other law. No assets of CITY NETWORK, and no Assets used in the business of CITY NETWORK, are subject to any Liens for taxes.

         4.14. EXPORT CONTROL AND RELATED MATTERS. CITY NETWORK is in compliance in all material respects with all United States Export Control Laws, and is in compliance in all material respects with all foreign Export Control Laws. CITY NETWORK has all necessary authority under the Export Control Laws to conduct operations including, but not limited to, (i) all licenses for any pending export transactions, (ii) all licenses and clearances for the disclosure of information to foreign persons and (iii) all registrations with government agencies with authority to implement the Export Control Laws.

         4.15. ENVIRONMENTAL, HEALTH AND SAFETY MATTERS. CITY NETWORK and its respective predecessors have at all times complied with, and CITY NETWORK is presently in compliance with, all material environmental, health, and safety requirements required by applicable United States law.

         4.16. SECURITIES LAW ACKNOWLEDGMENTS. The CITY NETWORK Shareholders acknowledge that the IVAG Shares are, and will be, offered and sold to the CITY NETWORK Shareholders in reliance on specific exemptions from the registration requirements of United States federal and state securities laws. The CITY NETWORK Shareholders will not sell or otherwise transfer the IVAG Shares without registration under the Securities Act or an exemption therefrom, and fully understand and agree that the CITY NETWORK Shareholders or any such transferee must bear the economic risk of holding the IVAG Shares for an indefinite period of time because, among other reasons, the IVAG Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for IVAG. The CITY NETWORK Shareholders are acquiring the IVAG Shares for the account of the CITY NETWORK Shareholders for investment and not with a view to resale or distribution except in compliance with the Securities Act.

         4.17. REGULATION S EXEMPTION. Each CITY NETWORK Shareholder under-stands that the IVAG Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated pursuant to the Securities Act and that IVAG is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of each CITY NETWORK Shareholder set forth herein in order to determine the applicability of such exemptions and the suitability of each CITY NETWORK Shareholder to acquire the IVAG Shares. In this regard, each CITY NETWORK Shareholder represents, warrants and agrees that:

                 (a) Each CITY NETWORK Shareholder is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Seller. A "U.S. person" means any one of the following:

                 (i)   any natural person resident in the United States;

                 (ii) any partnership or corporation organized or incorporated under the laws of the United States;

                 (iii) any estate of which any executor or administrator is a U.S. person;

                 (iv)  any trust of which any trustee is a U.S. person;

                 (v) any agency or branch of a foreign entity located in the United States;

                 (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;


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


                 (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

                 (viii)  any partnership or corporation if:

                         (1) organized or incorporated under the laws of any foreign jurisdiction; and

                         (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                 (b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, each CITY NETWORK Shareholder was outside of the United States.

                 (c) Each CITY NETWORK Shareholder will not, during the period commencing on the date of acquisition of the IVAG Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. person or for the account or benefit of a U.S. person, or otherwise in a manner that is not in compliance with Regulation S.

                 (d) Each CITY NETWORK Shareholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the IVAG Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

                 (e) No CITY NETWORK Shareholder has engaged in and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the IVAG Shares within the United States, including without limitation, any put, call or other option transaction, option writing or equity swap.

                 (f) No CITY NETWORK Shareholder nor any person acting on its behalf has engaged, nor will, during the Restricted Period, engage in any directed selling efforts to any U.S. person with respect to the IVAG Shares and each CITY NETWORK Shareholder and any Person acting on such Person's behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                 (g) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                 (h) No CITY NETWORK Shareholder nor any person acting on such CITY NETWORK Shareholder's behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of,


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


conditioning the market in the United States, its territories or possessions, for any of the IVAG Shares. Each CITY NETWORK Shareholder agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the IVAG Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the United States or its territories, and only in compliance with any local applicable securities laws.

                 (i) Each certificate representing the IVAG Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                 (A) "THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                 (B) "TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

                 (j) Each CITY NETWORK Shareholder consents to IVAG making a notation on its records or giving instructions to any transfer agent of IVAG in order to implement the restrictions on transfer of the Shares set forth in this
Section 4.17.

                 (k) Each CITY NETWORK Shareholder agrees that it will not transfer the IVAG Shares, and IVAG shall not be required to transfer the shares unless the transferee executes a representation letter in form satisfactory to IVAG.

         4.18. FINDER'S FEE. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, CITY NETWORK, who might be entitled to any fee or commission from CITY NETWORK, IVAG or their Affiliates upon the consummation of the transactions contemplated hereby.

         4.19. ACCURACY OF REPRESENTATIONS. The representations and warranties made by CITY NETWORK and the CITY NETWORK Shareholders in this Agreement, and in any certificate or Schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no material fact or condition which could have a Material Adverse Effect on CITY NETWORK which has not been set forth in this Agreement or described in the Schedules hereto.


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


                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES
                         OF IVAG AND THE IVAG PRINCIPALS


         IVAG and each of the IVAG Principals, jointly and severally, represent and warrant to, and agree with, CITY NETWORK and the CITY NETWORK Shareholders as follows:

         5.1.    ORGANIZATION; AUTHORITY.

                 (a) IVAG is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. IVAG has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. IVAG is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or operated by IVAG or the nature of the business conducted by it makes such qualification necessary. IVAG has heretofore made available to CITY NETWORK true, accurate and complete copies of IVAG's Articles of Incorporation and By-Laws as in effect on the date hereof and minutes of all meetings of the stockholders and directors of IVAG held through and including the date of this Agreement. IVAG is not in violation of any of the provisions of its Articles of Incorporation or By-Laws. IVAG has no subsidiaries or any equity interest in any other Person.

                 (b) IVAG has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and, if necessary, the stockholders of IVAG and no other corporate proceedings on the part of IVAG are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

                 (c) This Agreement has been duly authorized, executed and delivered by IVAG and the IVAG Principals and constitutes the legal, valid and binding obligations of each of them, enforceable against each of them in accordance with its terms. The issuance of the IVAG Shares have been duly authorized by all required corporate action on the part of IVAG. The IVAG Shares when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Liens.

         5.2. CAPITALIZATION. IVAG has authorized capital stock of 25,000,000 shares of Common Stock, par value of $.001 per share, of which 1,970,000 are issued and outstanding as of the date hereof. A copy of the current stockholder list is attached hereto as Schedule 5.2. All issued and outstanding shares of capital stock of IVAG have been duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are no convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating IVAG to issue, transfer or sell any of its securities. All of such shares have been issued in compliance with all Federal and State securities law. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

         5.3.    NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

                 (a) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Articles of Incorporation or By-Laws of IVAG, or
(iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which IVAG is bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a Material Adverse Effect on IVAG.

                 (b) The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.

         5.4.    SEC REPORTS; FINANCIAL STATEMENTS.

                 (a) IVAG has previously delivered to CITY NETWORK true and complete copies of its Form 10-KSB for the fiscal year ended February 28, 2002 and its Forms 10-QSB for the quarters ended May 31, 2002 and August 31, 2002 (the "SEC REPORTS"), and all other documents (other than preliminary material) that IVAG was required to file with the SEC since the filings of its Form 10-KSB. Prior to the Closing Date, IVAG will have furnished CITY NETWORK with true and complete copies of any additional SEC Reports required to be filed by IVAG, if any, with the SEC prior to the Closing Date. As of their respective filing dates, all of IVAG's reports filed with the SEC, including the SEC Reports complied, in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed SEC Document.

                 (b) The financial statements of IVAG, including the notes thereto, included in the SEC Reports, comply as to form in all material respects with applicable accounting requirements and with respect to the published regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of IVAG at the dates thereof and for the periods to which they relate.

                 (c) Except and as to the extent reflected in the August 31, 2002 balance sheet of IVAG included in its August 31, 2002 10-QSB, IVAG did not have any direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on or prior to August 31, 2002 which would be required to be reflected on the August 31, 2002 balance sheet in accordance with GAAP.

                 (d) IVAG has not conducted any material business operations since inception.

         5.5.    REAL AND PERSONAL PROPERTY.

                 (a) IVAG does not own any real property or lease any property which is material to the operation of its business, would result in any material liability if the lease were terminated prior to the expiration of the term thereof or would interfere with the business of IVAG if it was required to vacate such premises.

                 (b) IVAG has good and marketable title to, or valid leasehold or license interests in, all other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on the books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, Liens reflected on its books and records and Liens for Taxes not yet due and payable. All of the Assets owned or leased by IVAG are in all material respects in good condition and repair, ordinary wear and tear excepted, and well maintained. There are no material capital expenditures currently contemplated or necessary to maintain the current business of IVAG.

         5.6. NO UNDISCLOSED LIABILITIES. Except as set forth in IVAG's financial statements IVAG had no direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on the date hereof.

         5.7. ABSENCE OF CERTAIN CHANGES. Since August 31, 2002 there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of IVAG, and nothing has occurred relative to the business or prospects of IVAG which would have a Material Adverse Effect on the future business of IVAG.

         5.8. TAX MATTERS. IVAG has filed all tax returns required to be filed by it (or has filed appropriate extensions therefor), has paid all taxes due whether identified on the tax returns or otherwise, and has made appropriate provision in the IVAG Financial Statements for any taxes not yet due, and all such tax returns were true, correct and complete. None of the tax returns described in the preceding sentence or otherwise filed by or on behalf of IVAG contains or will contain a disclosure statement under Section 6661 of the Code or any similar provision of state, local, foreign or other law. No assets of IVAG, and no Assets used in the business of IVAG, are subject to any Liens for taxes.

         5.9. ENTIRE BUSINESS. No portion of the business of IVAG is con-ducted by any Affiliate of IVAG or any third party and all of the Assets necessary for the conduct of the business of IVAG as presently conducted are owned by IVAG. All such Assets are exclusively owned or leased and used by IVAG and its customers.

         5.10. LITIGATION. No material investigation or review by any govern-mental entity or regulatory body, foreign or domestic, with respect to IVAG is pending or, to the knowledge of IVAG, threatened against IVAG, and no governmental entity or regulatory body has advised IVAG of an intention to conduct the same. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of IVAG, threatened against or affecting IVAG at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by IVAG pursuant to this Agreement. As of the date hereof, IVAG is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to IVAG which would have a Material Adverse Effect on IVAG.

         5.11. EMPLOYEE BENEFIT PLANS. IVAG does not maintain or contribute to, or is required to maintain or contribute to any Employee Benefit Plan. To the knowledge of IVAG, IVAG does not contribute to, ever has contributed to, or ever has been required to contribute to, any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan. IVAG does not maintain or ever has maintained or contribute, ever has contributed, or ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

         5.12. CONTRACTS. IVAG has previously made available to CITY NETWORK access to true, correct and complete copies of all material Contracts to which IVAG is a party. As to such Contracts, (i) there are no existing breaches or defaults by IVAG thereunder or, to the knowledge of IVAG, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by IVAG thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than IVAG, it shall be limited to the knowledge of IVAG; (iii) none of them will result in any loss to IVAG upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to IVAG of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts as a result of the transactions contemplated hereby.

         5.13.   INTELLECTUAL PROPERTY.

                 (a) IVAG owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of IVAG and as proposed to be conducted. IVAG has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

                 (b) To the best knowledge of IVAG, IVAG has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties and IVAG has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that either IVAG must license or refrain from using any Intellectual Property rights of any third Person). To the knowledge of IVAG, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any Person.

         5.14.   LICENSES, PERMITS AND CONSENTS; COMPLIANCE WITH APPLICABLE LAW.

                 (a) IVAG has all licenses and permits which individually or in the aggregate are material to the conduct of the business of IVAG or any of its employees by reason of such employee's activities on behalf of IVAG under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of IVAG, and all of such listed licenses and permits are in full force and effect as of the date hereof. IVAG has not received notice and, to the knowledge of IVAG, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

                 (b) IVAG is not in violation or breach of any, and the business and operations of IVAG comply in all material respects and are being conducted in accordance with, all governing laws, regulations and ordinances applicable thereto and IVAG is not in violation of or in default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

         5.15. ENVIRONMENTAL, HEALTH AND SAFETY MATTERS IVAG and its respec-tive predecessors have at all times complied with, and IVAG is presently in compliance with, all environmental, health, and safety requirements required by applicable law.

         5.16. FINDER'S FEE. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, IVAG or their respective Affiliates who might be entitled to any fee or commission from IVAG, CITY NETWORK or their respective Affiliates upon the consummation of the transactions contemplated hereby or thereafter.

         5.17. ACCURACY OF REPRESENTATIONS. The representations and warranties made by IVAG in this Agreement, and in any certificate or Schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no material fact or condition which could have a Material Adverse Effect on IVAG which has not been set forth in this Agreement or described in the Schedules hereto.


                                   ARTICLE VI.
                                    COVENANTS


         6.1. CONDUCT OF BUSINESS OF IVAG AND CITY NETWORK. From the date hereof to the Closing Date, each of CITY NETWORK and IVAG shall, and the IVAG Principals shall cause IVAG to:

                 (i) conduct its business only in the ordinary course and in substantially the same manner as heretofore conducted;

                 (ii) maintain and keep its Assets in good repair, working order and condition, except for ordinary wear and tear;

                 (iii) use its best efforts to maintain and preserve its business organization intact, retain its present employees so that they will be available after the Closing Date, and maintain its relation-ships with its customers so that they will be preserved after the Closing Date; and

                 (iv) not take any action which would cause the representa-tions and warranties set forth herein to be untrue or which would have a Material Adverse Effect on the business of CITY NETWORK or IVAG, as the case may be.

         6.2. NO SOLICITATION. Neither CITY NETWORK, IVAG or the IVAG Princi-pals shall, and each shall direct and otherwise cause their respective officers, directors, partners, financial advisors, counsel, agents and Affiliates of such party not to, (i) directly or indirectly solicit, encourage or facilitate (including by way of furnishing any non-public information concerning CITY NETWORK or IVAG, as the case may be) the submission of proposals or offers from any Person other than CITY NETWORK and IVAG relating to any acquisition or purchase of all or a material part of the stock or assets of, or any merger, consolidation or business combination with, CITY NETWORK or IVAG, as the case may be (an "ACQUISITION PROPOSAL"), or (ii) participate in any discussions or negotiations regarding, or furnish any non-public information to any Person other than the other parties hereto in connection with, any Acquisition Proposal by any Person other than CITY NETWORK, IVAG or their respective Affiliates, as the case may be.

         6.3.    ACCESS TO INFORMATION; CONFIDENTIALITY.

                 (a) Between the date of this Agreement and the Closing Date, CITY NETWORK, on the one hand, and IVAG and the IVAG Principals, on the other hand, shall give to the other(s) and their respective lenders, officers, directors, financial advisors, counsel and other agents access to all offices of CITY NETWORK or IVAG, as the case may be, and to all of its respective books and records, permit them to make such inspections as they may require and shall cause City Network's or IVAG's respective officers, directors and employees to furnish the other(s) and their prospective lenders, officers, directors, financial advisors, counsel and other agents with such financial and operating data and other information with respect to the business and properties of CITY NETWORK and IVAG or their prospective lenders, officers, directors, financial advisors, counsel and other agents may from time to time reasonably request, and as may be necessary to establish the performance by the parties hereto of their covenants under this Agreement and the accuracy of their representations and warranties herein, and in connection with the preparation of any filing or submission to any governmental entity or regulatory body.

                 (b) CITY NETWORK, on the one hand, and IVAG and the IVAG Prin-cipals, on the other hand, shall hold, and shall use commercially reasonable efforts to cause their respective officers, directors, partners, prospective lenders, financial advisors, counsel and other agents to hold, in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of their counsel, by other requirements of law, all documents and information concerning CITY NETWORK or IVAG, as the case may be, furnished to the other in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of CITY NETWORK or any of their respective Affiliates on the one hand, or IVAG or any of their Affiliates, on the other hand; or (ii) later lawfully acquired without the breach of any other agreement by a party hereto or their respective officers, directors, partners, financial advisors, counsel and other agents from other sources) and will not release or disclose such information to any other Person, except its officers, directors, prospective lenders, financial advisors, counsel and other agents in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained as hereinbefore provided, and, if requested by any party hereto case may be, the other(s) will, and will cause its officers, directors, partners, prospective lenders, financial advisors, counsel and other agents to, return to the requesting party all copies of written information furnished by or on its behalf to the other(s) or their respective officers, directors, prospective lenders, financial advisors, counsel and other agents.

         6.4. BEST EFFORTS. Subject to the terms and conditions herein pro-vided, each party hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, including making all required submissions or filings with governmental entities and regulatory bodies, to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement, the parties hereto or their officers, directors or representatives shall take all such necessary action. Each party hereto shall execute any additional instruments necessary to consummate the transactions contemplated hereby.

         6.5. CONSENTS. Each party hereto shall use their best efforts to obtain, at its expense, all consents, approvals and waivers of third Persons or governmental entities or regulatory bodies required to consummate the transactions contemplated hereby.

         6.6. PUBLIC ANNOUNCEMENTS. Each of the parties hereto will consult with one another before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby and shall not, except as may be required by law or any listing agreements with any national securities exchange, issue any such press release or make any such public statement without the approval of one another.

         6.7. CONTINUED EFFECTIVENESS OF REPRESENTATIONS AND WARRANTIES. From the date hereof until the Closing Date, each of the parties shall use their respective best efforts to conduct such parties' affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Articles IV and V shall continue to be true and correct on and as of the Closing Date as if made on the Closing Date and the parties shall promptly notify the others of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach such party of any of such representations and warranties.

         6.8. EXPENSES. Except as otherwise provided herein, whether or not the transactions contemplated hereby are consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be the obligation of the party incurring such expenses.

         6.9. POST EXCHANGE CAPITALIZATION. Immediately following the Closing Date, the capitalization of IVAG, on a fully diluted basis, shall be as set forth in Schedule 6.9.

         6.10. RECAPITALIZATION. Prior to the Closing Date, IVAG shall declare a 21.18644 for 1 dividend on its issued and outstanding common stock; provided that, prior to declaration of such dividend, the IVAG Principals shall surrender 1,380,000 shares of common stock to the IVAG treasury.


                                  ARTICLE VII.

                       CONDITIONS PRECEDENT TO PERFORMANCE
                                     OF IVAG


         The obligations of IVAG under this Agreement are subject to the following conditions which may be waived in whole or in part by IVAG at its election:

         7.1. BRING DOWN OF REPRESENTATIONS AND WARRANTIES. The representa-tions and warranties of CITY NETWORK and the CITY NETWORK Shareholders in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and CITY NETWORK and the CITY NETWORK Shareholders shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

         7.2. AUTHORITY. CITY NETWORK shall have delivered to IVAG a certifi-cate of the Secretary of CITY NETWORK, certifying to the resolutions of the Board of Directors of CITY NETWORK authorizing the transactions contemplated hereby and certifying that such resolutions have not been revoked, suspended or amended and remain in full force and effect. IVAG shall have received all documents it may reasonably request relating to the existence of CITY NETWORK and the authority of CITY NETWORK to enter into this Agreement and to consummate the transactions contemplated hereby.

         7.3. RELEASES. IVAG shall have received releases from each of its directors and officers referenced in Section 8.2 from all claims such directors and officers may have against IVAG as of the Closing Date.

         7.4. MATERIAL ADVERSE CHANGES. There shall not have been, and on the Closing Date there shall not be in existence, any event, condition or state of facts which could reasonably be expected to result in, any material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of CITY NETWORK, and IVAG shall have received a certificate of the President of CITY NETWORK to the foregoing effect.

         7.5. CONSENTS. CITY NETWORK shall have obtained all approvals, authorizations and consents required to consummate the transactions contemplated hereby upon terms and subject to conditions satisfactory to IVAG in its sole discretion and such approvals, authorizations and consents shall be in full force and effect. IVAG shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

         7.6. INJUNCTION. There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided or which is reasonably likely to have any material adverse effect of the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of CITY NETWORK, taken as a whole.


                                 ARTICLE VIII.

                       CONDITIONS PRECEDENT TO PERFORMANCE
                OF CITY NETWORK AND THE CITY NETWORK SHAREHOLDERS


         8.1. BRING DOWN OF REPRESENTATIONS AND WARRANTIES. The representa-tions and warranties of IVAG and the IVAG Principals contained in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on and as at the Closing Date with the same force and effect as if made on and as of the Closing Date, and IVAG shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

         8.2. RESIGNATIONS; SURRENDER OF STOCK. IVAG shall have received the resignations of all directors and officers of IVAG not designated by CITY NETWORK effective as of the Closing Date and the IVAG Principals shall have surrendered 1,380,000 shares to the treasury of IVAG prior to declaration of the dividend described in Section 6.10.

         8.3. APPOINTMENT OF DIRECTORS. Tiao-Tsan Lai, Hung-Jen Lin, Yu-Hung Kao, Mei-Chu Lai, Hsin-Nan Lin and Tien-Li Chiang shall have been appointed to serve on the Board of Directors of IVAG.

         8.4. RELEASES. IVAG shall have received releases from each of its directors and officers from all claims which such directors and officers may have against IVAG as of the Closing Date.

         8.5. CONSENTS. All approvals, authorizations and consents required by IVAG to consummate the transactions contemplated hereby shall have been obtained on terms and conditions satisfactory to CITY NETWORK in its sole discretion and shall be in full force and effect, and CITY NETWORK shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

         8.6. INJUNCTION. There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.


                                  ARTICLE IX.

                     NATURE AND SURVIVAL OF REPRESENTATIONS,
                            WARRANTIES AND COVENANTS


         All statements contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be deemed representations and warranties by the party delivering the same. All representations and warranties and covenants shall survive the Closing Date. All representations and warranties contained in this Agreement and in the disclosure schedules or in any certificates or other documents delivered pursuant hereto shall not be deemed to be waived or otherwise affected by any prior knowledge of, or any investigation made by or on behalf of, any party hereto. All covenants and agreements shall survive the consummation of the transactions contemplated hereby.]


                                   ARTICLE X.

                                 INDEMNIFICATION


                 (a) CITY NETWORK hereby agrees to indemnify and hold harmless IVAG and its respective Affiliates from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature (any or all of the foregoing are herein referred to as "LOSS") insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation (or alleged misrepresentation) or breach (or alleged breach) of any of the warranties, covenants or agreements made by CITY NETWORK and the CITY NETWORK Shareholders in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto.

                 (b) IVAG and the IVAG Principals hereby agree to indemnify and hold harmless CITY NETWORK and the CITY NETWORK Shareholders from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation (or alleged misrepresentation) or breach (or alleged breach) of any of the warranties, covenants or agreements made by IVAG or the IVAG Principals in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto.

                                  ARTICLE XI.

                         TERMINATION; AMENDMENT; WAIVER


         11.1. TERMINATION. This Agreement and the transactions contem-plated hereby may be terminated at any time prior to the Closing:

                 (a) by mutual written agreement of CITY NETWORK, the CITY NETWORK Shareholders and IVAG;

                 (b) by CITY NETWORK and the CITY NETWORK Shareholders, on the one hand, or IVAG, on the other hand, as the case may be, if the Closing shall not have occurred on or before December 31, 2002 so long as the party terminating this Agreement pursuant to this Section 11.1 has not made any material misrepresentation or materially breached a covenant, agreement or warranty contained herein;

                 (c) by IVAG, on the one hand, or CITY NETWORK and the CITY NETWORK Shareholders, on the other hand, if (i) the transactions contemplated hereby shall violate any non-appealable final order, decree or judgment of any court or governmental entity or regulatory body having competent jurisdiction or
(ii) there shall be a statute, rule or regulation which makes the transactions contemplated hereby illegal or otherwise prohibited; or

                 (d) by CITY NETWORK and the CITY NETWORK Shareholders, on the one hand, and IVAG and the IVAG Principals, on the other hand, in the event the other makes a material misrepresentation or breaches a covenant, agreement or warranty set forth in this Agreement, but such non-misrepresenting or non-breaching party's election to terminate shall not limit, waive or prejudice such party's remedies at law or in equity.

         In the event this Agreement is terminated as provided in Section 11.1(a), (b) or (c), this Agreement shall become void and of no further force and effect and no party hereto shall have any further liability to any other party hereto, except that Sections 4.18, 5.16, 6.2, 6.3, 6.6 and 6.8 shall survive and continue in full force and effect notwithstanding termination.

         11.2. AMENDMENT. This Agreement may be amended by action taken by the parties hereto by an instrument in writing.

         11.3. EXTENSION; WAIVER. At any time prior to the Closing Date, CITY NETWORK, the CITY NETWORK Shareholders, IVAG and the IVAG Principals may (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto or thereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.

                                  ARTICLE XII.

                                  MISCELLANEOUS


         12.1. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, together with all Schedules and Exhibits, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or between any of them with respect to the subject matter hereof. All references to Sections, Exhibits and Schedules shall be deemed references to such parts of this Agreement unless the text requires otherwise. This Agreement shall not be assigned by operation of law or otherwise.

         12.2. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                  if to IVAG:

                           Investment Agents, Inc.
                           6767 W. Tropicana Avenue, Suite 207
                           Las Vegas, Nevada
                           Fax:     (702) 248-1092
                           Attn:    Pamela Ray Stinson

                  with a copy to:

                           Ronald J. Stauber, Esq.
                           Ronald J. Stauber, Inc.
                           1880 Century Park East
                           Suite 300
                           Los Angeles, CA  90067
                           Fax:     (310) 556-3687

                  if to CITY NETWORK:

                           #161 Sung The Road 4f-2
                           Taipei, Taiwan ROC 110
                           Fax: 886-2-2759-1024
                           Attn: Tiao-Tsan Lai


                           with a copy to:

                           Piper Rudnick LLP
                           1251 Avenue of the Americas
                           29th Floor
                           New York, New York

                           Fax:     (212) 884-8480
                           Attn:    Paul J. Pollock, Esq.


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


or to such other address as the Person to whom notices is given may have previously furnished to the others in writing in the manner set forth above.

         12.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of laws thereof.

         12.4. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.

         12.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         12.6. SPECIFIC PERFORMANCE. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

         12.7. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

         12.8. SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms thereof shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         12.9. INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, or individually, as the case may be, all as of the day and year first above written.



CITY NETWORK, INC.


By:  /s/ TIAO-TSAN LAI
     ________________________________________
     Name:
     Title:
            [typed name and title omitted but
             know to be the President of City
             Network,  Inc.]


INVESTMENT AGENTS, INC.


By:  /s/  PAMELA RAY STINSON
     ________________________________________
     Name:      Pamela Ray Stinson
     Title:     President


CITY NETWORK, INC. SHAREHOLDERS


By:  /s/  TIAO-TSAN LAI                         By: /s/ YUN-HUI TSENG
     ________________________________________       ____________________________
          Tiao-Tsan Lai                                 Yun-Hui Tseng


     /s/ YU-HUNG KAO                                /s/ CHUN-HSIAN LAI-WANG
     ________________________________________       ____________________________
         Yu-Hung Kao                                    Chun-Hsian Lai-Wang


     /s/ YU-HUAN KAO
     ________________________________________
         Yu-Huan Kao


IVAG PRINCIPALS


By:  /s/   PAMELA RAY STINSON
     ________________________________________
           Pamela Ray Stinson


     /s/   RAYMOND ROBERT ACHA
     ________________________________________
           Raymond Robert Acha


     /s/  JOSEPH H. PANGANIBAN
     ________________________________________
          Joseph H. Panganiban


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